_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  September 15, 1997




                       MORGAN STANLEY ABS CAPITAL II INC.
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            (Exact name of registrant as specified in its charter)



      Delaware                           333-26581               Not Yet
------------------------------           ------------
Available
(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                      File Number)      Identification No.)



1585 Broadway
New York, New York                                10036
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(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

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(Former Name or Former Address if Changed Since Last Report)


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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
-------------------------


     Reference is made to BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.



Item 7.   Financial Statement and Exhibits
          --------------------------------

Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for September 15, 1997 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON MARINE ASSET
                                   BACKED TRUST 1997-2

                                   BY: Wilmington Trust Company,
                                        not in its individual
                                        capacity but solely as trustee


                                   By: /s/ Denise Geran
                                       --------------------------
                                   Name: Denise Geran
                                   Title: Vice President


Dated:  October 1, 1997




                               Exhibit Index
                               -------------



Exhibit                                                                Page
-------                                                                ----

Exhibit  1:     Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for September 15, 1997 Payment Date.



                 BANKBOSTON MARINE ASSET BACKED SERIES 1997-2

Accounting Date:              9/5/97
Determination Date:           9/12/97
Monthly Payment Date:         9/15/97
Collection Period Ending:     8/31/97

I.        COLLECTION ACCOUNT SUMMARY

     Total Available Funds

          Principal and Interest Payments Received
          (including Prepayments)                             3,575,433.36
          Net Liquidation Proceeds (including Rebates/
          Insurance Aamounts)                                         0.00
          Current Monthly Interest Shortfall/Excess             644,414.92
          Amount of Withdrawal, if any, from Reserve Account          0.00
          Purchase Amounts for Repurchased Receivables                0.00

     TOTAL AVAILABLE FUNDS                                    4,219,848.28

II.       SIMPLE INTEREST EXCESS OR SHORTFALLS

          Amount of Interest Payments Due During the
          Collection Period for Receivables                     676,521.04
          Amount of Interest Payments Received During
          the Collection Period                                  32,106.12
          for Receivables
          Amount of Current Month Simple Interest
          Excess/Shortfall                                      644,414.92

III.      CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

          Specified Reserve Account Balance (lesser of 3%
          of the Initial Pool Balance and the Outstanding    12,455,063.62
          Principal Balance of the Notes and Certificates)
          Deposits to Reserve Account (only if Reserve
          Account is less than the Specified Reserve
          Account Balance)                                            0.00
          Withdrawals from Reserve Account (to the extent
          that there are shortfalls on payments of
          Interest or Principal)                                      0.00
          Amount in Reserve Account as of Determination
          Date (excluding amount to be paid on next
          Payment Date)                                      12,455,063.62

IV.       COLLECTIONS ON RECEIVABLES

a)   Interest and Principal Payments Received
     Interest Payments Received                                  32,106.12
     Scheduled Principal Payments Received                      406,392.91
     Principal Prepayments Received                           3,136,934.33
     Total Interest and Principal Payments Received           3,575,433.36

b)   Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated
     Receivables (including Rebates/Insurance)                        0.00
     minus  Reasonable Expenses                                       0.00
     Net Liquidation Proceeds                                         0.00

c)   Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                     0.00
     Amount Allocable to Principal                                    0.00

     TOTAL COLLECTED FUNDS                                    3,575,433.36

V.   CALCULATION OF SERVICING FEES

     Pool Balance of Receivables as of the First
     Day of Collection Period                                15,168,787.00
     multiplied by Servicer Fee Rate                                  0.50%
     divided by Months per Year                                      12

     SERVICING FEE AMOUNT                                       172,986.99

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                   208.33


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)   Pool Balance
     Initial Pool Balance                                   415,168,787.00

     Pool Balance as of Preceding Accounting Date                     0.00
     Pool Balance as of the Current Accounting Date         411,625,460.21
     Age of Pool in Months                                               1

b)   Default and Delinquency Performance (includes
     Repossessions and Bankruptcies)

Current Month         Number of Loans     Principal Balance   Percentage

30-59 Days Delinquent       55              1,872,631.07         0.455%
60-89 Days Delinquent        4                196,892.15         0.048%
90-119 Days Delinquent       0                      0.00         0.000%
119-120 Days Delinquent      0                      0.00         0.000%
Defaults for Current Period  0                      0.00         0.000%

Schedule of Liquidated Loans   **SEE ATTACHMENT - N/A THIS MONTH
     Description of Boat
     Account Number
     Original Principal Balance of Liquidated Loans
     Outstanding Principal Balance of the Liquidated Loan
     Gross Recovery
     Recovery Net of Expenses
     Realized Loss
     Chargeoff Date
     Repossession Date
     Liquidation Date

Current Period Defaulted Receivables  **SEE ATTACHMENT -  N/A THIS MONTH
     Description of Boat
     Account Number
     Original Principal Balance of the Defaulted Loan
     Outstanding Principal Balance of the Defaulted Loan
     Recovery Net of Expenses
     Realized Loss
     Chargeoff Date

Schedule of Repossession Inventory  **SEE ATTACHMENT - N/A THIS MONTH
     Description of Boat
     Account Number
     Original Principal Balance of the Defaulted Loan
     Outstanding Principal Balance of the Defaulted Loan
     Recovery Net of Expenses
     Realized Loss
     Chargeoff Date
     Repossession Date

Current Period Realized Losses
     Current Month Realized Losses                                    0.00
     Preceding Realized Losses                                        0.00
     Second Preceding Realized Losses                                 0.00

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

     Total Pool Factor                                        991.34303050
     Note Pool Factor                                         990.10626880
     Certificate Pool Factor                                 1000.00000000
     Class A-7 Interest and Principal Account                    47,194.40

a)   Noteholders Monthly Interest Distributable Amount
          Class A-1                                              80,375.84
          Class A-2                                              73,933.75
          Class A-3                                              52,666.67
          Class A-4                                              71,044.17
          Class A-5                                              38,325.00
          Class A-6                                              27,113.33
          Class A-7                                                   0.00

     Noteholders Monthly Principal Distributable Amount
          Class A-1                                           3,594,103.52
          Class A-2                                                   0.00
          Class A-3                                                   0.00
          Class A-4                                                   0.00
          Class A-5                                                   0.00
          Class A-6                                                   0.00
          Class A-7                                                   0.00

b)   Certificateholders' Monthly Interest Distributable Amount   62,104.61
     Certificateholders' Monthly Principal Distributable Amount       0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note
   Prin+Cert Int+Cert Prin)                                   4,219,848.28

minus:  BKB Servicing Fee                                       172,986.99
plus:   Trustee Fee                                                 208.33

TOTAL WIRE TO CHASE                                           4,047,069.62